P R I N C I P L E S T H A T E N D U R E EXHIBIT 99.1 Service Expertise Integrity Northern Trust Corporation Frederick H. Waddell Chairman & Chief Executive Officer Goldman Sachs US Financial Services Conference 2013 New York December 11, 2013 © 2013 Northern Trust Corporation northerntrust.com

Forward Looking Statement This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including allowance levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2012 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today. 2 Goldman Sachs US Financial Services Conference 2013 Northern Trust

A Highly Focused Business Model Founded in 1889, Northern Trust Corporation is a global leader in asset servicing, asset management, wealth management and banking for personal and institutional clients. Wealth Management Leading advisor to affluent market „ AUM $212 Billion „ AUC $471 Billion Leading global custodian Corporations Individuals „ AUC $4.8 Trillion Pension funds Families „ AUM $635 Billion Fund managers Family offices Foundations Family foundations & endowments Asset Management Endowments Privately held Leading asset manager for personal & Sovereign businesses institutional clients wealth funds „ AUM $846 Billion Operations & Technology Integrated global operating platform „ Serving personal and institutional clients „ $1.7 Billion in technology spending 2010-2012 As of September 30, 2013 3 Goldman Sachs US Financial Services Conference 2013 Northern Trust

Trends Impacting Our Business Cyclical Trends „ Historically low interest rates „ Low foreign exchange volatility „ Low securities lending demand „ Higher equity markets „ Global wealth creation „ Increased regulation „ Globalization/cross-border investing „ Focus on risk management „ Expanding use of alternative assets „ Demand for transparency „ Shift from active to passive management „ Back and middle office outsourcing 4 Goldman Sachs US Financial Services Conference 2013 Secular Trends Northern Trust

Investing for the Future Investing in… Capabilities & Strategic Expertise Locations Risk Technology Management 5 Goldman Sachs US Financial Services Conference 2013 Northern Trust

Investing in Capabilities & Expertise Investing in capabilities and expertise to better serve clients Goals Driven Investing 6 Goldman Sachs US Financial Services Conference 2013 Northern Trust

Investing in Strategic Locations Investing in new offices Frankfurt Saudi Arabia Forth Worth Investing in office relocations Miami New York Los Angeles 7 Goldman Sachs US Financial Services Conference 2013 Northern Trust

Investing in Technology Investing in technology to enhance client and partner experience „ Information Delivery Mobile and internet „ Risk Analytics and Reporting Integrated analytics, performance & reporting for asset managers „ Client Administration Shared service, automated workflow across personal and institutional clients „ Availability & Resiliency Highly available platforms, converged infrastructures „ Infrastructure Optimization Commodity virtualized servers Service oriented architectures 8 Goldman Sachs US Financial Services Conference 2013 Northern Trust

Investing in Risk Management Investing in risk management infrastructure and enhancing existing capabilities to meet regulatory requirements „ Capital Planning Transitioning from Capital Plan Review (CapPR) to Comprehensive Capital Analysis and Review (CCAR) under Federal Reserve’s Capital Plan Rule „ Resolution Planning Preparing to submit Resolution Plan by December 31, 2013 as required under the Dodd-Frank Act „ Compliance Supporting clients in the European Union under the Alternative Investment Fund Managers Directive and continuing to implement processes to comply with Foreign Account Tax Compliance Act 9 Goldman Sachs US Financial Services Conference 2013 Northern Trust

Investing for the Future Investing in… Capabilities & Strategic Expertise Locations Risk Technology Management 10 Goldman Sachs US Financial Services Conference 2013 Northern Trust

Northern Trust Corporation Strategically Positioned for Growth Market Leader in Focused Businesses Strong History of Organic Growth Focused on Driving Performance Investing for the Future 11 Goldman Sachs US Financial Services Conference 2013 Northern Trust

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